UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 2006, providing for the issuance of GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2006-AR7)

       GreenPoint Mortgage Funding Trust, Series 2006-AR7
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The consolidated financial statements of Financial Security Assurance Inc. included in, or as exhibits to, the following documents filed by Financial Security Assurance Holdings Ltd., (“Holdings”) with the Securities and Exchange Commission, are hereby incorporated by reference in (i) this Current Report on Form 8-K, (ii) the registration statement (No. 333-133985), (iii) the prospectus dated November 13, 2006 and (iv) the prospectus supplement dated November 29, 2006, relating to GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2006-AR7 (the “Prospectus Supplement”):

(a) Annual Report on Form 10-K for the year ended December 31, 2005 (audited),
(b) Quarterly Report on Form 10-Q for the period ended March 31, 2006 (unaudited),
(c) Quarterly Report on Form 10-Q for the period ended June 30, 2006 (unaudited), and
(d) Quarterly Report on Form 10-Q for the period ended September 30, 2006 (unaudited).
(e) All financial statements of Financial Security included in, or as exhibits to, documents filed by Holdings pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of the Prospectus Supplement and before the termination of the offering of the certificates.

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Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

	23	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann
Name: Michael C. Hitzmann Title: Senior Vice President

Date: November 30, 2006

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.

Exhibit 23	Consent of PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm of Financial Security Assurance Inc.